                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 1, 2005

                                County Bank Corp
             Michigan Commission file number 0-17482 EIN 38-0746239
                      83 W. Nepessing St. Lapeer, MI 48446
                                 (810) 664-2977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7-REGULATION FD
         ITEM 7.01 REGULATION FD DISCLOSURE
                                                           FOR IMMEDIATE RELEASE
                                                               September 1, 2005
                                                       CONTACT: Danielle Portice
                                                         (810) 664-2977 ext. 339

                                  NEWS RELEASE

         The Board of Directors of County Bank Corp, the holding company of Lapeer County Bank & Trust Co., declared a quarterly cash dividend of $.28 per share during its regularly scheduled meeting on August 17, 2005. The dividend is payable September 30, 2005 to shareholders of record September 16, 2005.

         Curt Carter, Chairman and CEO, is pleased to announce that this dividend is the 160th consecutive cash dividend paid to shareholders.

         Through the end of June, 2005, total assets were $255,611,000 compared to $251,937,000 in June, 2004. Earnings through the six months ended June 30, 2005 equaled $1.56 per share and shareholders' equity totaled $30,829,000.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized Dated: September 1, 2005



                                                               County Bank Corp.

                                                         By: /s/ Joseph H. Black
                                                             -------------------
                                                                 Joseph H. Black
                                           Treasurer and Chief Financial Officer